================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       FEBRUARY 1, 2005 (JANUARY 6, 2005)

                         BEHRINGER HARVARD REIT I, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           MARYLAND                  333-91532                  68-0509956
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)            Identification No.)


                 15601 DALLAS PARKWAY, SUITE 600, ADDISON, TEXAS
                                      75001
                    (Address of principal executive offices)
                                   (Zip Code)

                          (866) 655-1605 (Registrant's
                     telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

        Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard REIT I, Inc. (the "Company") hereby amends its Current Report on Form 8-K dated January 12, 2005 to provide the required financial statements relating to the acquisition by the Company of a six-story office building and a four-story parking garage in Atlanta, Georgia (the "Ashford Perimeter"), as described in such Current Report.

        After reasonable inquiry, the Company is not aware of any material factors relating to the Ashford Perimeter that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

                                                                            Page

        (a)     Financial Statements of Businesses Acquired.

                Report of Independent Auditors.................................3

                Statements of Revenues and Certain Expenses for the year
                  ended December 31, 2003 and the nine month period ended
                  September 30, 2004...........................................4

                Notes to the Statements of Revenues and Certain Expenses.......5

        (b)     Pro Forma Financial Information.

                Unaudited Pro Forma Consolidated Financial Information.........7

                Unaudited Pro Forma Consolidated Balance Sheet
                  as of September 30, 2004.....................................8

                Unaudited Pro Forma Consolidated Statement of
                  Operations for the nine month period ended
                  September 30, 2004...........................................9

                Unaudited Pro Forma Consolidated Statement of Operations
                  for the year ended December 31, 2003........................10

                Unaudited Notes to Pro Forma Consolidated Financial
                  Statements..................................................11

        (c)     Exhibits.

                None

5



                         REPORT OF INDEPENDENT AUDITORS



To the Shareholders and Directors of
Behringer Harvard REIT I, Inc.:

We have audited the accompanying Statement of Revenues and Certain Expenses of the Ashford Perimeter property (the "Ashford Perimeter") for the year ended December 31, 2003. This Statement of Revenues and Certain Expenses is the responsibility of Behringer Harvard REIT I, Inc.'s management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Ashford Perimeter's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Ashford Perimeter for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ PricewaterhouseCoopers LLP



January 31, 2005
Dallas, Texas


                                ASHFORD PERIMETER
                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004


                                                                                  NINE MONTHS
                                                       YEAR ENDED                    ENDED
                                                      DECEMBER 31,            SEPTEMBER 30, 2004
                                                          2003                    (UNAUDITED)
                                                  ---------------------     ------------------------
Revenues:
    Rental revenue                                $          5,801,254      $             4,428,340
    Other income                                               441,121                      486,651
                                                  ---------------------     ------------------------

        Total revenues                                       6,242,375                    4,914,991

Expenses:
    Maintenance and service contracts                          456,578                      372,263
    Bad debt expense                                            19,395                        3,799
    Utilities                                                  483,598                      365,405
    Management fees                                            242,512                      301,544
    Administrative and operating expenses                      459,179                      522,855
    Property taxes                                             584,964                      437,775
    Property insurance                                          59,246                       39,119
    Repairs and maintenance                                    187,099                       65,635
                                                  ---------------------     ------------------------

        Total expenses                                       2,492,571                    2,108,395
                                                  ---------------------     ------------------------

Revenues in excess of certain expenses            $          3,749,804       $            2,806,596
                                                  =====================     ========================

        The accompanying notes are an integral part of these statements.

                                ASHFORD PERIMETER
            NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003
               AND THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        On January 6, 2005, Behringer Harvard REIT I, Inc., (the "Company") acquired a six-story office building containing approximately 288,175 rentable square feet (unaudited) and a four-story parking garage located on approximately 10.6 acres (unaudited) of land in Atlanta, Georgia (the "Ashford Perimeter").

        The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Company. The statements are not intended to be a complete presentation of the revenues and expenses of the Ashford Perimeter for the year ended December 31, 2003 and nine month period ended September 30, 2004, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Ashford Perimeter have been excluded.

        REVENUE RECOGNITION
        Tenant leases are accounted for as operating leases. Rental revenue is recognized on a straight-line basis over the terms of the respective leases. Other income is comprised of parking revenues and reimbursement income. Reimbursement income consists of recoveries of certain operating expenses. Recoveries of certain operating expenses and parking revenues are recognized as revenues in the period the applicable costs are incurred.

        ESTIMATES
        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.      LEASES

        The minimum future cash rentals of the tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:


                2004                           $        5,493,520
                2005                                    5,282,186
                2006                                    4,149,037
                2007                                    2,672,567
                2008                                    2,473,447
                Thereafter                              1,025,048
                                               -------------------

                                  Total        $       21,095,805
                                               ===================

3.      MAJOR TENANTS

        The following presents revenue from the tenants who individually represent more than 10% of Ashford Perimeter's total revenue for the year ended December 31, 2003:

                             Name                    Amount
                ------------------------------------------------
                XO Georgia, Inc.               $        555,300
                Noble Systems Corporation               744,326
                Verizon Wireless, LLC                 2,113,132

4. STATEMENT OF REVENUES AND CERTAIN EXPENSES FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

        The statement of revenues and certain expenses for the nine-month period ended September 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year for the operation of the Ashford Perimeter.

                         BEHRINGER HARVARD REIT I, INC.
             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


        On January 6, 2005, the Company acquired a six-story office building containing approximately 288,175 rentable square feet and a four-story parking garage located on approximately 10.6 acres of land in Atlanta, Georgia (the "Ashford Perimeter") through Behringer Harvard Ashford Perimeter H, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, the Company's operating partnership. The purchase price of the Ashford Perimeter was $54,076,064 including closing costs. The Company used borrowings of $35,400,000 under a loan agreement ("the Ashford Loan Agreement") with Bear Stearns Commercial Mortgage, Inc. (the "Ashford Lender") to pay a portion of the contract purchase price and paid the remaining amount from proceeds of the Company's offering of common stock to the public.

        In the opinion of management of the Company, all material adjustments necessary to reflect the effects of the above transaction have been made.

                         BEHRINGER HARVARD REIT I, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2004

        The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had acquired the Ashford Perimeter as of September 30, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Pro Forma Consolidated Statements of Operations of the Company and the historical financial statements and notes thereto of the Company as filed in its quarterly report on Form 10-Q for the nine month period ended September 30, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company completed the above transaction on September 30, 2004, nor does it purport to represent the future financial position of the Company.

                                                                          PRIOR
                                                                      ACQUISITIONS
                                               SEPTEMBER 30, 2004       PRO FORMA
                                                   AS REPORTED         ADJUSTMENTS         PRO FORMA           PRO FORMA
                                                      (a)                  (b)            ADJUSTMENTS      SEPTEMBER 30, 2004
                                               -------------------  ------------------   --------------    -------------------
ASSETS
       REAL ESTATE
       Land                                    $                -   $       2,056,361    $   8,800,000 (c) $       10,856,361
       Building, net                                            -          15,500,115       31,569,212 (c)         47,069,327
       Real estate intangibles, net                             -           3,194,620        9,095,227 (c)         12,289,847
                                               -------------------  ------------------   --------------    -------------------
       TOTAL REAL ESTATE                                        -          20,751,096       49,464,439             70,215,535

       Cash and cash equivalents                       16,083,281         (27,094,889)     (18,676,064)(c)                  -
                                                                           11,011,608       18,676,064 (e)
       Restricted cash                                  6,125,434                   -        3,918,533 (c)         10,043,967
       Accounts receivable                                      -                   -          166,301 (c)            166,301
       Prepaid expenses and other assets               21,409,010         (19,152,188)         308,772 (c)          2,565,594
       Investments in tenant in common interests       65,820,472          66,375,015                -            132,195,487
       Deferred financing fees, net of
          accumulated amortization of $25,841             698,042             628,483          482,144 (d)          1,808,669
       Receivables from affiliates                         45,217                   -                -                 45,217
                                               -------------------  ------------------   --------------    -------------------
TOTAL ASSETS                                   $      110,181,456   $      52,519,125    $  54,340,189     $      217,040,770
                                               ===================  ==================   ==============    ===================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
       Mortgages payable                       $       38,528,417   $      41,401,581    $  35,400,000 (c) $      115,329,998
       Dividends payable                                  425,346                   -                -                425,346
       Accrued liabilities                                510,030             105,936          264,125 (c)            880,091
       Subscriptions for common stock                   3,633,004                   -                -              3,633,004
                                               -------------------  ------------------   --------------    -------------------
TOTAL LIABILITIES                                      43,096,797          41,507,517       35,664,125            120,268,439

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
       Preferred stock, $.0001 par value per
          share; 50,000,000 shares authorized,
          none outstanding                                      -                   -                -                      -
       Common stock, $.0001 par value per
          share; 350,000,000 shares authorized,
          7,953,912 shares issued and
          outstanding                                         795                 125              212 (e)              1,132
       Additional paid-in capital                      70,199,986          11,011,483       18,675,852 (e)         99,887,321
       Cumulative distributions and net loss           (3,116,122)                  -                -             (3,116,122)
                                               -------------------  ------------------   --------------    -------------------
TOTAL STOCKHOLDERS' EQUITY                             67,084,659          11,011,608       18,676,064             96,772,331
                                               -------------------  ------------------   --------------    -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $      110,181,456   $      52,519,125    $  54,340,189     $      217,040,770
                                               ===================  ==================   ==============    ===================

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2004

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Ashford Perimeter on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed in its quarterly report on Form 10-Q for the nine month period ended September 30, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                            NINE MONTHS                    STATEMENT
                                                ENDED         PRIOR       OF REVENUES
                                             SEPTEMBER    ACQUISITIONS        AND
                                             30, 2004       PRO FORMA       CERTAIN                          PRO FORMA
                                            AS REPORTED    ADJUSTMENTS      EXPENSES      PRO FORMA      NINE MONTHS ENDED
                                                (a)            (b)            (c)        ADJUSTMENTS     SEPTEMBER 30, 2004
                                           -------------  -------------   -----------   -------------    ------------------
Revenue
     Rental revenue                        $          -   $  2,064,800    $ 4,428,340   $   (222,753)(d) $       6,270,387
     Other income                                     -        358,402        486,651              -               845,053
                                           -------------  -------------   -----------   -------------    ------------------
Total revenues                                        -      2,423,202      4,914,991       (222,753)            7,115,440

Expenses
     Interest                                   719,257      2,819,823              -      1,384,468 (e)         4,923,548
     Property and asset management fees         100,808        685,898        301,544       (301,544)(f)         1,128,556
                                                                                             139,065 (g)
                                                                                             202,785 (h)
     Property operating expenses                      -         23,274        846,221              -               869,495
     Real estate taxes                                -        358,402        437,775              -               796,177
     General and administrative                 684,554          1,755        522,855              -             1,209,164
     Depreciation and amortization                    -      1,351,264              -      1,890,344 (i)         3,241,608
                                           -------------  -------------   -----------   -------------    ------------------
Total expenses                                1,504,619      5,240,416      2,108,395      3,315,118            12,168,548
                                           -------------  -------------   -----------   -------------    ------------------

Interest income                                 147,406       (147,406)            -               -                     -
                                           -------------  -------------   -----------   -------------    ------------------

Net income (loss) before equity
   in earnings of investments in
   tenant in common interests                (1,357,213)    (2,964,620)     2,806,596     (3,537,871)           (5,053,108)

Equity in earnings of investments
   in tenant in common interests                533,472      1,265,156              -              -             1,798,628

                                           -------------  -------------   -----------   -------------    ------------------
Net income (loss)                          $   (823,741)  $ (1,699,464)   $ 2,806,596   $ (3,537,871)    $      (3,254,480)
                                           =============  =============   ===========   =============    ==================

Basic and diluted weighted
   average shares outstanding                 3,606,894                                    6,766,326 (j)        10,373,220

Basic and diluted loss per share           $      (0.23)                                                 $           (0.31)

                         BEHRINGER HARVARD REIT I, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

        The following unaudited Pro Forma Consolidated Statement of Operations is presented as if the Company had acquired the Ashford Perimeter on January 1, 2003 and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto of the Company as filed in its annual report on Form 10-K for the year ended December 31, 2003. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Company completed the above transaction on January 1, 2003, nor does it purport to represent the future operations of the Company.

                                             YEAR ENDED           PRIOR        STATEMENT OF
                                              DECEMBER        ACQUISITIONS     REVENUES AND
                                              31, 2003          PRO FORMA        CERTAIN                            PRO FORMA
                                            AS REPORTED        ADJUSTMENTS       EXPENSES        PRO FORMA          YEAR ENDED
                                                (a)               (b)              (c)          ADJUSTMENTS      DECEMBER 31, 2003
                                          ---------------     -------------    ------------    -------------    -------------------
Revenues
     Rental revenue                       $            -      $  2,749,635     $ 5,801,254     $   (297,005)(d) $        8,253,884
     Other income                                      -           479,217         441,121                -                920,338
                                          ---------------     -------------    ------------    -------------    -------------------
Total revenues                                         -         3,228,852       6,242,375         (297,005)             9,174,222

Expenses
     Interest                                     60,833         4,392,559               -        1,845,958 (e)          6,299,350
     Property and asset management fees           10,220         1,007,364         242,512         (242,512)(f)          1,467,148
                                                                                                    179,184 (g)
                                                                                                    270,380 (h)
     Property operating expenses                       -            28,512       1,205,916                -              1,234,428
     Real estate taxes                                 -           479,217         584,964                -              1,064,181
     General and administrative                  240,223            15,164         459,179                -                714,566
     Depreciation and amortization                     -         1,801,685               -        2,520,459 (i)          4,322,144
                                          ---------------     -------------    ------------    -------------    -------------------
Total expenses                                   311,276         7,724,501       2,492,571        4,573,469             15,101,817
                                          ---------------     -------------    ------------    -------------    -------------------

Interest income                                    3,767            (3,767)              -                -                      -
                                          ---------------     -------------    ------------    -------------    -------------------

Net income (loss) before equity in
  earnings of investments in tenant
  in common interests                           (307,509)       (4,499,416)      3,749,804       (4,870,474)            (5,927,595)

Equity in earnings of investments
   in tenant in common interests                  18,176         2,044,808               -                -              2,062,984

                                          ---------------     -------------    ------------    -------------    -------------------
Net income (loss)                         $     (289,333)     $ (2,454,608)    $ 3,749,804     $ (4,870,474)    $       (3,864,611)
                                          ===============     =============    ============    =============    ===================

Basic and diluted weighted
   average shares outstanding                    142,430                                         10,230,790 (j)         10,373,220

Basic and diluted loss per share          $        (2.03)                                                       $            (0.37)

                         BEHRINGER HARVARD REIT I, INC.
         UNAUDITED NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
        a. Reflects the Company's historical balance sheet as of September 30, 2004.
        b. Reflects the Pro Forma acquisition of the Travis Tower, the Pratt Building and the Cyprus Building as reported on Form 8-K/A dated January 31, 2005.
        c. Reflects the acquisition of the Ashford Perimeter by the Company for $54,076,064. The acquisition was funded with $18,676,064 of cash and $35,400,000 of debt. The Company allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

                                  DESCRIPTION                 ALLOCATION          ESTIMATED USEFUL LIFE
                                  -----------                 ----------          ---------------------

                Land                                             $8,800,000               -
                Building                                         31,569,212            25 years
                Above/below market leases, net                    1,386,021           4.67 years
                Tenant improvements, leasing commissions                                  -
                   & legal fees                                   1,623,170           4.67 years
                In-place leases                                   2,528,733           4.67 years
                Tenant relationships                              3,557,303           9.67 years
                Accounts receivable                                 166,301
                Prepaid expenses and other assets                   308,772               -
                Restricted cash                                   3,918,533               -
                Financing fees                                      482,144               -
                Tenant escrows                                     (191,101)              -
                Other accruals                                      (73,024)              -
                                                           -----------------
                                                                $54,076,064
                                                           =================

                The Company allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

                The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management's estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

                The Company determines the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. The fair value of above-market and below-market leases are recorded by the Company as intangible assets and amortized as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

                The total value of identified real estate intangible assets acquired are further allocated to in-place lease values, in-place tenant improvements, in-place tenant leasing commissions and tenant relationships based on management's evaluation of the specific characteristics of the tenants' leases and the Company's overall relationship with the tenants. The aggregate value for tenant improvements and leasing commissions are based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of the in-place leases acquired and tenant relationships are determined by applying a fair value model. The estimates of fair value of the in-place leases includes an estimate of carrying costs during the expected lease-up periods for the space considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management includes such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up periods based on current market conditions. The estimates of fair value of the tenant relationships also include costs to execute similar leases including leasing commissions, legal fees and tenant improvements as well as an estimate of the likelihood of renewal as determined by management.

                The Company amortizes the value of the in-place leases and in-place tenant improvements to expense over the initial terms of the leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the related lease intangibles would be charged to expense.

        d. Reflects financing costs incurred in connection with obtaining the debt.

        e. The Company actually issued 5,564,710 shares of common stock during the period October 1, 2004 through January 5, 2005 for net proceeds of $48,945,224. This adjustment reflects the issuance of 2,122,280 shares for net proceeds of $18,676,064 as this is the pro forma amount necessary for the Company to complete the acquisition after September 30, 2004 from cash on hand.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

        a. Reflects the historical operations of the Company for the nine months ended September 30, 2004.

        b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property, Travis Tower, the Pratt Building and the Cyprus Building as reported on Form 8-K/A dated January 31, 2005.

        c. Reflects the historical revenues and certain expenses of the Ashford Perimeter.

        d. Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 56 months.

        e. Represents interest expense associated with the $35,400,000 of long-term debt obtained in connection with the purchase of the Ashford Perimeter and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.02% per annum until January 31, 2006 and 5.3% per annum thereafter. The loan matures on February 1, 2012 or other such date on which the final payment of principal becomes due, requires monthly payments of interest only through February 2007 and monthly payments of principal and interest thereafter. The deferred financing costs in the amount of $482,144 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

        f. Reflects the reversal of historical property and asset management fees for the Ashford Perimeter.

        g. Reflects the property management fees associated with the current management of the Ashford Perimeter. The property is managed by HPT Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

        h. Reflects the asset management fees associated with the Ashford Perimeter. The asset is managed by HPT Management Services LP, an affiliate of the Company, for an annual asset management fee of 0.5% of the asset value.

        i. Reflects the depreciation and amortization of the Ashford Perimeter using the straight-line method over the estimated useful lives as follows:

                                  DESCRIPTION                 ALLOCATION       ESTIMATED USEFUL LIFE
                                  -----------                 ----------       ---------------------
                Building                                     $31,569,212            25 years
                Real estate intangibles(1)                     5,537,924           4.67 years
                Tenant relationships                           3,557,303           9.67 years

                (1) Included in real estate intangibles is $1,413,335 of above market lease value and $27,314 of below market lease value, which are amortized to rental income. See Note d.

        j. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property, Travis Tower, the Pratt Building, the Cyprus Building and the Ashford Perimeter. The adjustment is computed as follows:

                Cash needed to acquire St. Louis Place                                        $           5,025,865
                Cash needed to acquire Enclave on the Lake                                                3,370,261
                Cash needed to acquire the Colorado Property                                             17,965,073
                Cash needed to acquire Travis Tower                                                      12,758,333
                Cash needed to acquire the Pratt Building                                                12,843,584
                Cash needed to acquire the Cyprus Building                                               20,645,160
                Cash needed to acquire the Ashford Perimeter                                             18,676,064
                                                                                              ----------------------
                                                                                              $          91,284,340
                                                                                              ======================

                Net cash received from each share of common stock issued                      $                8.80 (1)
                                                                                              ======================

                Common stock needed to purchase St. Louis Place,
                   Enclave on the Lake, the Colorado Property, Travis Tower,
                   the Pratt Building, the Cyprus Building and the Ashford Perimeter                     10,373,220
                Less historical weighted average of common stock outstanding
                   at September 30, 2004                                                                 (3,606,894)
                                                                                              ----------------------
                                                                                                          6,766,326
                                                                                              ======================

                (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.


UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003

        a. Reflects the historical operations of the Company for the year ended December 31, 2003.

        b. Reflects the combined Pro Forma results for Enclave on the Lake, St. Louis Place, the Colorado Property, Travis Tower, the Pratt Building, and the Cyprus Building as reported on Form 8-K/A dated January 31, 2005.

        c. Reflects the historical revenues and certain expenses of the Ashford Perimeter.

        d. Reflects the amortization of the above and below market lease values over the remaining non-cancelable term of the leases of approximately 56 months.

        e. Represents interest expense associated with the $35,400,000 of long-term debt obtained in connection with the purchase of the Ashford Perimeter and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.02% per annum until January 31, 2006 and 5.3% per annum thereafter. The loan matures on February 1, 2012 or other such date on which the final payment of principal becomes due, requires monthly payments of interest only through February 2007 and monthly payments of principal and interest thereafter. The deferred financing costs in the amount of $482,144 are amortized using the straight-line method over the term of the related debt, a method which approximates the effective interest rate method.

        f. Reflects the reversal of historical property and asset management fees for the Ashford Perimeter.

        g. Reflects the property management fees associated with the current management of the Ashford Perimeter. The property is managed by HPT Management Services LP, an affiliate of the Company, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

        h. Reflects the asset management fees associated with the Ashford Perimeter. The asset is managed by HPT Management Services LP, an affiliate of the Company, for an annual asset management fee of 0.5% of the asset value.

        i. Reflects the depreciation and amortization of the Ashford Perimeter using the straight-line method over the estimated useful lives as follows:

                                  DESCRIPTION            ALLOCATION       ESTIMATED USEFUL LIFE
                                  -----------            ----------       ---------------------
                Building                                $31,569,212            25 years
                Real estate intangibles(1)                5,537,924           4.67 years
                Tenant relationships                      3,557,303           9.67 years

                (1) Included in real estate intangibles is $1,413,335 of above market lease value and $27,314 of below market lease value, which are amortized to rental income. See Note d.

        j. Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of St. Louis Place, Enclave on the Lake, the Colorado Property, Travis Tower, the Pratt Building, the Cyprus Building and the Ashford Perimeter. The adjustment is computed as follows:

                Cash needed to acquire St. Louis Place                                        $           5,025,865
                Cash needed to acquire Enclave on the Lake                                                3,370,261
                Cash needed to acquire the Colorado Property                                             17,965,073
                Cash needed to acquire Travis Tower                                                      12,758,333
                Cash needed to acquire the Pratt Building                                                12,843,584
                Cash needed to acquire the Cyprus Building                                               20,645,160
                Cash needed to acquire the Ashford Perimeter                                             18,676,064
                                                                                              ----------------------
                                                                                              $          91,284,340
                                                                                              ======================

                Net cash received from each share of common stock issued                      $                8.80 (1)
                                                                                              ======================

                Common stock needed to purchase St. Louis Place,
                   Enclave on the Lake, the Colorado Property, Travis Tower,
                   the Pratt Building, the Cyprus Building and the Ashford Perimeter                     10,373,220
                Less historical weighted average of common stock outstanding
                   at December 31, 2003                                                                    (142,430)
                                                                                              ----------------------
                                                                                                         10,230,790
                                                                                              ======================

                (1) Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.25 broker dealer fees per share and $0.25 organization and offering costs per share.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BEHRINGER HARVARD REIT I, INC.




Dated:  February 1, 2005              By: /s/ Gary S. Bresky
                                          --------------------------------------
                                          Gary S. Bresky
                                          Chief Financial Officer and Treasurer